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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) March 22, 1999
                                                      --------------

                            Statewide Financial Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                New Jersey                0-26546            22-3397900
     --------------------------------   ------------   --------------------
     (State or other jurisdiction of    (Commission    (IRS Employer
          incorporation)                 File Number)   Identification No.)


           70 Sip Avenue, Jersey City, New Jersey             07306
     --------------------------------------------      --------------------
      (Address of principal executive offices)              (Zip Code)



     Registrant's telephone number, including area code (201) 795-4000
                                                         -------------




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     Item 1.   Changes in Control of Registrant.
               ---------------------------------
               Not Applicable.



     Item 2.   Acquisition or Disposition of Assets.
               -------------------------------------
               Not Applicable.



     Item 3.   Bankruptcy or Receivership.
               ---------------------------
               Not Applicable.



     Item 4.   Changes in Registrant's Certifying Accountant.
               ----------------------------------------------
               Not Applicable.



     Item 5.   Other Events.
               -------------
               Registrant issued a press release on Monday, March 22, 1999 announcing Registrant's stock repurchase program.



     Item 6.   Resignations of Registrant's Directors.
               ---------------------------------------
               Not Applicable.



     Item 7.   Exhibits and Financial Statements.
               ----------------------------------

               Exhibit No.              Description
               -----------              -----------

                  99 Registrant issued a press release on Monday, March 22, 1999 announcing Registrant's stock repurchase program.



     Item 8.   Change in fiscal year
               ---------------------
               Not Applicable.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Statewide Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  STATEWIDE FINANCIAL CORP.
                                                  -------------------------
                                                       (Registrant)


     Dated:    March 24, 1999                By:  Bernard F. Lenihan
                                                  -------------------------
                                                  Senior Vice President and
                                                  Chief Financial Officer




                                  EXHIBIT INDEX
                                  -------------


                           CURRENT REPORT ON FORM 8-K
                           --------------------------



     Exhibit No.         Description
     -----------         -----------

     99 Registrant issued a press release on Monday, March 22, 1999 announcing Registrant's stock repurchase program.


     FOR IMMEDIATE RELEASE                   CONTACT:  Bernard F. Lenihan
     March 22, 1999                                         201-795-4000
                                                       Tony Cicatiello
                                                            732-382-1066

                            STATEWIDE FINANCIAL CORP.
                       ANNOUNCES STOCK REPURCHASE PROGRAM

     JERSEY CITY, N.J., (March 22, 1999)--Statewide Financial Corp. (Nasdaq: SFIN), the holding company for Statewide Savings Bank S.L.A., announced today that it is implementing a stock repurchase program, enabling the Company to repurchase up to $4,500,000 of the Company's common stock. Purchases may be made from time to time in open-market or privately negotiated transactions.

     The Company also stated that it has completed it previously announced stock repurchase program. Under this program, which was announced on October 27, 1998, the Company repurchased 249,800 shares at an average price of $17.669 per share.

     "We believe our new buyback plan reflects the confidence that the Board and senior management have in the achievement of our strategic plan," stated Victor M. Richel, chairman, president and chief executive officer of Statewide Financial Corp. "Current market valuations of our stock, in light of our strategic accomplishments, make repurchases a prudent use of our capital."

     Statewide Financial Corp. is the holding company for Statewide Savings Bank S.L.A., a savings and loan association headquartered in Jersey City, N.J. Statewide Savings Bank conducts thrift business and offers commercial banking services through its 16 branches in Hudson, Union and Bergen counties.